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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 14, 2002, in the Registration Statement (Form S-4/A (Amendment No. 1)) and related Prospectus of aaiPharma Inc. for the registration of $175,000,000 of 11% Senior Subordinated Notes.

                                             /s/ Ernst & Young LLP

Indianapolis, Indiana
June 27, 2002